UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported):      May 28, 2015

AdCare Health Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-33135	31-1332119
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1145 Hembree Road Roswell, Georgia 30076
(Address of Principal Executive Offices)

(678) 869-5116
(Registrant’s telephone number, including area code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
On May 28, 2015, AdCare Health Systems, Inc. (the "Company") issued a press release announcing it commenced a "best efforts" public offering of up to 400,000 shares of its 10.875% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock"). The offering will be made pursuant to the Company’s existing effective shelf registration statement that was previously filed with the Securities and Exchange Commission. The offering of the shares of Series A Preferred Stock will be made only by means of a prospectus and a related prospectus supplement. The press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. A copy of the press release is attached to this Current Report as Exhibit 99.1.
Item 8.01 Other Events
On May 15, 2015, a wholly-owned subsidiary of the Company (the “Bentonville Seller”) entered into an asset purchase agreement (the “Bentonville Sale Agreement”) with Bozeman Development, LLC, a Texas limited liability company (the “Bentonville Purchaser”), to sell Bentonville Manor, a 95-bed skilled nursing facility located in Bentonville, Arkansas. The Bentonville Sale Agreement may be terminated by the Bentonville Purchaser for any reason before the 30th day of the due diligence period set forth in the agreement. The sale is subject to the completion of satisfactory due diligence, the receipt of required licenses and other state regulatory approvals, and the satisfaction of other customary closing conditions. Pursuant to the Bentonville Sale Agreement, the sale price of $3.5 million is due to the Bentonville Seller on the closing date after completion of customary closing conditions but no later than July 1, 2015. In connection with entering into the Bentonville Sale Agreement, the Bentonville Seller and Bentonville Purchaser entered into an operations transfer agreement to transfer the operations of Bentonville Manor concurrent with the closing of the asset purchase agreement.
Attached as Exhibit 99.2 is an updated Investor Presentation, dated May 28, 2015, which the Company may use from time to time.

On May 28, 2015, the Company filed with the Securities and Exchange Commission a preliminary prospectus supplement to its effective shelf registration statement on Form S−3 (the “Preliminary Prospectus Supplement”) pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the aforementioned public offering of shares of the Series A Preferred Stock. The Preliminary Prospectus Supplement contains certain supplemental disclosure regarding the Company’s business in the section entitled “Risk Factors.” The selected section of the Company’s Preliminary Prospectus Supplement entitled “Risk Factors” is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Item 9.01 Financial statements and Exhibits
(d) Exhibits
99.1     Press release issued May 28, 2015.
99.2    Investor presentation, dated May 28, 2015

99.3	Selected section of AdCare Health Systems, Inc.’s Preliminary Prospectus Supplement dated May 28, 2015 to its Registration Statement on Form S−3 entitled “Risk Factors.”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2015	ADCARE HEALTH SYSTEMS, INC.

/s/ Allan J. Rimland
Allan J. Rimland
President & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued May 28, 2015

99.2	Investor presentation, dated May 28, 2015.

99.3	Selected section of AdCare Health Systems, Inc.’s Preliminary Prospectus Supplement dated May 28, 2015 to its Registration Statement on Form S−3 entitled “Risk Factors.”